UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2022

Proto Labs, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2022, the Board of Directors (the “Board”) of Proto Labs, Inc. (the “Company”) adopted certain amendments to its Amended and Restated Bylaws (as amended, the “Bylaws”), effective immediately. Among other things, the Bylaws:

●
Permit any previously scheduled meeting of the shareholders (other than a special meeting held upon shareholder demand) to be rescheduled, postponed, or canceled by resolution of the Board upon public notice given prior to the date of such meeting;

●	Require any shareholder that directly or indirectly solicits proxies from other shareholders to use a proxy card color other than white, which is reserved for the exclusive use by the Board;
●	Establish additional rules governing the conduct of meetings of shareholders; and
●	Provide more detailed provisions for the process of nominating and electing directors, including:
o
Requiring any shareholder-nominated director candidate to promptly upon request provide the Secretary of the Company such information as the Board requires of all directors, including all completed and signed questionnaires required of the Company’s directors; and

o
Allowing the Company to consider certain shareholder nominations of director candidates to be null and void where, unless otherwise required by law, any shareholder (i) provides notice pursuant to Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended, and (ii) subsequently (A) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19 or (B) fails to comply with the requirements of Rule 14a-19.

The foregoing general description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws set forth in Exhibit 3(ii) to this Form 8-K and incorporated in this Item by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3(ii)	Third Amended and Restated By-Laws of Proto Labs, Inc. Cover Page Interactive Data File
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proto Labs, Inc.

Date:	November 15, 2022	By:	/s/ Daniel Schumacher
Daniel Schumacher
Chief Financial Officer